CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Combined Prospectus and Proxy Statement and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 (the "Registration Statement") of our report dated November 15, 1999, relating to the financial statements and financial highlights appearing in the September 30, 1999 Annual Report to Shareholders of Liberty Value Opportunities Fund (formerly Stein Roe Growth & Income Fund), our report dated February 11, 2000, relating to the financial statements and financial highlights appearing in the December 31, 1999 Annual Report to Shareholders of Liberty All-Star Growth & Income Fund, and our reports dated August 10, 2000, relating to the financial statements and financial highlights appearing in the June 30, 2000 Annual Reports to Shareholders of Liberty Value Fund and Liberty Growth & Income Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information of the Liberty Value Opportunities Fund dated February 1, 2000, under the heading "Financial Highlights" in the Prospectuses and "Independent Accountants" in the Statement of Additional Information of Liberty All-Star Growth & Income Fund dated March 17, 2000, under the heading "Financial Highlights" in the Prospectuses and "Independent Accountants" in the Statement of Additional Information of Liberty Value Fund dated November 1, 1999, and under the heading "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statement of Additional Information of Liberty Growth & Income Fund dated November 1, 2000, all of which have also been incorporated by reference into the Registration Statement.




/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 27, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Combined Prospectus and Proxy Statement and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 (the "Registration Statement") of our report dated October 12, 1999, relating to the financial statements and financial highlights appearing in the August 31, 1999 Annual Report to Shareholders of Stein Roe Small Cap Tiger Fund (formerly Newport Tiger Cub Fund), and our report dated August 10, 2000, relating to the financial statements and financial highlights appearing in the June 30, 2000 Annual Report to Shareholders of Liberty Newport Asia Pacific Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectuses and "Independent Accountants/Auditors" and "Independent Accountants" in the Statements of Additional Information of the Stein Roe Small Cap Tiger Fund dated January 1, 2000 and under the heading "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statement of Additional Information of Liberty Newport Asia Pacific Fund dated November 1, 2000, all of which have also been incorporated by reference into the Registration Statement.




/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 27, 2000